                                                                     EXHIBIT 4.5


                                RADIOLOGIX, INC.

                    $160,000,000 10.5% SENIOR NOTES DUE 2008

                          REGISTRATION RIGHTS AGREEMENT



                                                               December 12, 2001

JEFFERIES & COMPANY, INC.
DEUTSCHE BANC ALEX. BROWN INC.
c/o Jefferies & Company, Inc.
11100 Santa Monica Boulevard
10th Floor
Los Angeles, California  90025

Ladies and Gentlemen:

                  Radiologix, Inc., a Delaware corporation (the "ISSUER"), is issuing and selling to Jefferies & Company, Inc. and Deutsche Banc Alex. Brown Inc. (the "INITIAL PURCHASERS"), upon the terms set forth in a purchase agreement, dated as of December 7, 2001 (the "PURCHASE AGREEMENT"), $160,000,000 aggregate principal amount at maturity of the Issuer's 10.5% Senior Notes due 2008, Series A, including the Guarantees (as defined below) endorsed thereon (the "NOTES"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuer and each of the guarantors signatory to the Purchase Agreement (the "GUARANTORS") jointly and severally agree with the Initial Purchasers, for the benefit of the holders of the Securities (as defined below) (including, without limitation, the Initial Purchasers), as follows:

1.       DEFINITIONS.

                  Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  ADVICE: See the last paragraph of Section 5.

                  AGREEMENT: This Registration Rights Agreement.

                  APPLICABLE PERIOD: See Section 2(f).



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

                  BUSINESS DAY: Any day, other than a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized by law, regulation or executive order to remained closed.

                  CLOSING DATE: December 12, 2001.

                  CONTROLLING PERSON: See Section 7(a).

                  DTC: See Section 5(i).

                  EFFECTIVENESS DATE: The 180th day following the Closing Date.

                  EFFECTIVENESS PERIOD: See Section 3(a).

                  EVENT: See Section 4(a).

                  EVENT DATE: See Section 4(a).

                  EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  EXCHANGE OFFER: See Section 2(a).

                  EXCHANGE OFFER REGISTRATION STATEMENT: See Section 2(a).

                  EXCHANGE SECURITIES: 10.5% Senior Notes due 2008, Series B, of the Issuer, including the guarantees endorsed thereon, identical in all respects to the Notes and the Guarantees, except for references to series and restrictive legends.

                  FILING DATE: The 120th day following the Closing Date.

                  GUARANTEES: The full and unconditional guarantee, on a senior basis by the Guarantors, as to payment of principal, interest, premium, if any, and the Weekly Liquidated Damages Amount, if any, with respect to the Notes.

                  HOLDER: Each holder of Transfer Restricted Securities.

                  HOLDER INDEMNIFIED PARTIES: See Section 7(a).

                  INDEMNIFIED PARTY: See Section 7(c).

                  INDEMNIFYING PARTIES: See Section 7(c).



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

                  INDENTURE: The Indenture, dated as of the date hereof, by and among the Issuer, the Guarantors and U.S. Bank, N.A., as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time, in accordance with the terms thereof.

                  INITIAL SHELF REGISTRATION: See Section 3(a).

                  LOSSES: See Section 7(a).

                  MAXIMUM CONTRIBUTION AMOUNT: See Section 7(d).

                  NASD: The National Association of Securities Dealers, Inc.

                  PARTICIPATING BROKER-DEALER: See Section 2(f).

                  PERSON: An individual, trustee, corporation, limited liability company, partnership, limited liability partnership, joint stock company, joint venture, trust, unincorporated organization or association, government or any agency or political subdivision thereof, union, business association, firm or other entity.

                  PRIVATE EXCHANGE: See Section 2(g).

                  PRIVATE EXCHANGE SECURITIES: See Section 2(g).

                  PROSPECTUS: The prospectus included in a Registration Statement at the time that such Registration Statement is declared effective (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Securities covered by such Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                  REGISTRATION STATEMENT: Any registration statement of the Issuer that covers any of the Securities and that is filed pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such registration statement and Prospectus (including post-effective amendments), all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference therein.



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

                  RULE 144: Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC.

                  RULE 144A: Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

                  RULE 415: Rule 415 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC: The Securities and Exchange Commission.

                  SECURITIES: The Notes, the Private Exchange Securities and the Exchange Securities, collectively.

                  SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  SHELF EFFECTIVENESS DATE: With respect to a Shelf Registration, the 90th day after the filing of such Shelf Registration.

                  SHELF FILING DATE: With respect to a Shelf Registration, the 30th day following delivery of the Shelf Notice triggering the obligation to file such Shelf Registration.

                  SHELF NOTICE: See Section 2(i).

                  SHELF REGISTRATION: The Initial Shelf Registration and any Subsequent Shelf Registration.

                  SPECIAL COUNSEL: Counsel chosen by the holders of a majority in aggregate principal amount of Securities.

                  SUBSEQUENT SHELF REGISTRATION: See Section 3(b).

                  TIA: The Trust Indenture Act of 1939, as amended.

                  TRANSFER RESTRICTED SECURITIES: Each Security until (i) the date on which such Security has been exchanged by a person other than a Participating Broker-Dealer for an Exchange Security in the Exchange Offer; (ii) following receipt of an Exchange Security by a Participating Broker-Dealer in the Exchange Offer, the



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
date on which such Exchange Security is sold to a purchaser who receives from such Participating Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or may be distributed to the public pursuant to Rule 144(k) under the Securities Act.

                  TRUSTEE: The trustee under the Indenture and, if any, the trustee under any indenture governing the Exchange Securities or the Private Exchange Securities.

                  UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

                  WEEKLY LIQUIDATED DAMAGES AMOUNT: With respect to any Event, an amount per week per $1,000 principal amount of Transfer Restricted Securities equal to $0.05 for the first 90-day period immediately following the applicable Event Date, increasing by an additional $0.05 per week per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period, up to a maximum amount of $0.25 per week per $1,000 principal amount of Transfer Restricted Securities.

2.       EXCHANGE OFFER.

         (a) The Issuer and the Guarantors shall:

                  (i) prepare and file with the SEC as soon as practicable after the date hereof, but in no event later than the Filing Date, a registration statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate form under the Securities Act with respect to a proposed offer (the "EXCHANGE OFFER") to the Holders to issue and deliver to such Holders, in exchange for the Notes, a like aggregate principal amount of Exchange Securities;

                  (ii) use their respective best efforts to cause the Exchange Offer Registration Statement to become effective on or prior to the Effectiveness Date;

                  (iii) use their respective best efforts to keep the Exchange Offer Registration Statement effective until the consummation of the Exchange Offer pursuant to its terms; and



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                  (iv) unless the Exchange Offer would not be permitted by
applicable law or by a policy of the SEC, commence the Exchange Offer and use their respective best efforts to, on or prior to the 30th Business Day after the Exchange Offer Registration Statement is declared effective, consummate the Exchange Offer and issue Exchange Securities in exchange for all Notes tendered prior thereto in the Exchange Offer.

The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC.

         (b) The Exchange Securities shall be issued under, and entitled to the benefits of, the Indenture or a trust indenture that is identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA).

         (c) In connection with the Exchange Offer, the Issuer and the Guarantors shall:

                  (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal that is an exhibit to the Exchange Offer Registration Statement, and any related documents;

                  (ii) keep the Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

                  (iii) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

                  (iv) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

                  (v) otherwise comply with all laws applicable to the Exchange Offer.

         (d) As soon as practicable after the close of the Exchange Offer, the Issuer and the Guarantors shall:

                  (i) accept for exchange all Notes validly tendered and not properly withdrawn pursuant to the Exchange Offer;



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                  (ii) deliver to the Trustee for cancellation all Notes so
accepted for exchange; and

                  (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Notes, Exchange Securities equal in aggregate principal amount to the Notes of such Holder so accepted for exchange.

         (e) Interest on each Exchange Security and each Private Exchange Security will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of original issue of the Notes. Each Exchange Security and each Private Exchange Security shall bear interest at the rate set forth thereon; provided, that interest with respect to the period prior to the issuance thereof shall accrue at the rate or rates borne by the Notes surrendered in exchange therefor from time to time during such period.

         (f) The Issuer and the Guarantors shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," containing a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "PARTICIPATING BROKER-DEALER"). Such "Plan of Distribution" section shall also allow the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including (without limitation) all Participating Brokers-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities. The Issuer and the Guarantors shall use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective and to amend and supplement the Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirement of the Securities Act for such period of time as any such Person must comply with such prospectus delivery requirement in order to resell the Exchange Securities; provided that such period shall not exceed 180 days after consummation of the Exchange Offer (as such period may be extended pursuant to the last paragraph of Section 5 hereof)(the "APPLICABLE PERIOD").

         (g) If, prior to consummation of the Exchange Offer, any Initial Purchaser holds any Notes acquired by it and having the status as an unsold allotment in the initial distribution of the Notes, the Issuer and the Guarantors shall, upon the request of such Initial Purchaser, simultaneously with the delivery of the



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

Exchange Securities in the Exchange Offer, issue (pursuant to the same indenture as the Exchange Securities and subject to transfer restrictions thereon) and deliver to such Initial Purchaser, in exchange for the Notes held by such Initial Purchaser (the "PRIVATE EXCHANGE"), a like principal amount of debt securities of the Issuer, including guarantees endorsed thereon, that are identical to the Exchange Securities (the "PRIVATE EXCHANGE SECURITIES"). The Private Exchange Securities shall bear the same CUSIP number as the Exchange Securities.

         (h) The Issuer may require each Holder participating in the Exchange Offer to represent to the Issuer and the Guarantors that, at the time of the consummation of the Exchange Offer: (i) any Exchange Securities received by such Holder in the Exchange Offer will be acquired in the ordinary course of its business; (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities within the meaning of the Securities Act or the resale of the Exchange Securities in violation of the Securities Act; (iii) if such Holder is not a broker-dealer, that it is not engaged in and does not intend to engage in, the distribution of the Exchange Securities; (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus, as required by law, in connection with any resale of such Exchange Securities; and (v) if such Holder is an affiliate of the Issuer, that it will comply with the registration and prospectus delivery requirements of the Securities Act applicable to it.

         (i) If: (i) the Issuer and the Guarantors are not required to file an Exchange Offer Registration Statement or permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy (after compliance with the procedures set forth in Section 5 below); (ii) subsequent to the consummation of the Private Exchange, any Holder of Private Exchange Securities so requests; (iv) the Exchange Offer is not consummated for any reason within 30 Business Days of the Effectiveness Date; or (v) in the case of (A) any Holder prohibited by applicable law or SEC policy from participating in the Exchange Offer, (B) any Holder participating in the Exchange Offer that receives Exchange Securities that may not be sold by such Holder to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not available for such resales, or (C) any broker-dealer that holds Notes acquired directly from the Issuer or any of its affiliates and, in each such case contemplated by this clause (v), such Holder notifies the Issuer within 20 Business Days of consummation of the Exchange Offer, then the Issuer shall, within five Business Days thereof, deliver to the Holders and the Trustee notice thereof (the "SHELF NOTICE") and shall as soon as possible thereafter (and in any event on or prior to the Shelf Filing Date) file an Initial Shelf Registration pursuant to Section 3.



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

3.       SHELF REGISTRATION.

                  If at any time a Shelf Notice is required to be delivered pursuant to Section 2(i), then:

         (a) Initial Shelf Registration. The Issuer and the Guarantors shall prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities (the "INITIAL SHELF REGISTRATION") subject to the Issuer's right pursuant to Section 3(c) to exclude the Transfer Restricted Securities of Holders that have not provided the information required to be furnished by such Holders pursuant to Section 3(c) hereof. The Issuer and the Guarantors shall file with the SEC the Initial Shelf Registration as soon as possible following the occurrence of the event described in Section 2(i) that triggered such filing obligation, but in no event later than the Shelf Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Transfer Restricted Securities for resale by such Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuer and the Guarantors (i) shall not permit any securities other than the Transfer Restricted Securities to be included in any Shelf Registration, and (ii) shall use their respective best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Shelf Effectiveness Date) and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date that is 24 months after the Closing Date (subject to extension pursuant to the last paragraph of Section 5 hereof) (the "EFFECTIVENESS PERIOD"), or such shorter period ending when (i) all Transfer Restricted Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration, (ii) a Subsequent Shelf Registration covering all of the Transfer Restricted Securities covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act; provided, however, that the Effectiveness Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and shall be subject to reduction to the extent that the applicable provisions of Rule 144 are amended or revised, (iii) such Transfer Restricted Securities are eligible for resale pursuant to Rule 144(k) under the Securities Act or (iv) there cease to be any outstanding Transfer Restricted Securities.



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

         (b) Subsequent Shelf Registrations. If any Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the Transfer Restricted Securities registered thereunder), the Issuer and the Guarantors shall use their respective best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness file an amendment to the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Transfer Restricted Securities (a "SUBSEQUENT SHELF REGISTRATION"). If a Subsequent Shelf Registration is filed, the Issuer and the Guarantors shall use their respective best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration, and any previously filed Subsequent Shelf Registration, were previously effective.

         (c) Provision of Information. The Issuer and the Guarantors may exclude from any Shelf Registration the Transfer Restricted Securities of any Holder who, without reasonable basis, fails to furnish to the Issuer in writing, within 20 days after receipt of a written request therefor, the information specified in Item 507 or 508, as applicable, of Regulation S-K under the Securities Act for use in connection with any Shelf Registration or Prospectus or preliminary Prospectus included therein. No such Holder shall be entitled to liquidated damages pursuant to Section 4 unless and until such Holder shall have provided all such information. Each Holder whose Transfer Restricted Securities are to be included in a Shelf Registration Statement agrees to furnish to the Issuer all additional information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder not materially misleading.

4.       LIQUIDATED DAMAGES.

         (a) The Issuer and the Guarantors acknowledge and agree that the Holders will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Issuer and the Guarantors fail to fulfill their respective obligations hereunder. Accordingly, in the event of such failure, the Issuer and the Guarantors jointly and severally agree to pay liquidated damages to each Holder under the circumstances and to the extent set forth below:

                  (i) if the Exchange Offer Registration Statement has not been filed with the SEC on or prior to the Filing Date;

                  (ii) if the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Date; or



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                  (iii) if the Exchange Offer is not consummated on or before the 30th Business Day after the date on which the Exchange Offer Registration Statement is declared effective by the SEC;

                  (iv) if an Exchange Offer Registration Statement is filed and declared effective by the SEC but thereafter ceases to be effective during the Applicable Period;

                  (v) if obligated to file a Shelf Registration and the Issuer and the Guarantors fail to file such Shelf Registration with the SEC on or prior to the Shelf Filing Date;

                  (vi) if a Shelf Registration is filed and such Shelf Registration is not declared effective on or prior to the Shelf Effectiveness Date; or

                  (vii) if a Shelf Registration is filed and declared effective by the SEC but thereafter ceases to be effective during the Effectiveness Period;

(each of the foregoing an "EVENT," and the date on which the Event occurs being referred to herein as an "EVENT DATE").

                  Upon the occurrence of any Event, the Issuer shall pay, or cause to be paid (and the Guarantors hereby guarantee the payment of), in addition to amounts otherwise due under the Indenture and the Transfer Restricted Securities, as liquidated damages, and not as a penalty, to each Holder for each weekly period beginning on the Event Date an amount equal to the Weekly Liquidated Damages Amount per $1,000 principal amount of Transfer Restricted Securities held by such Holder; provided, that such liquidated damages will, in each case, cease to accrue (subject to the occurrence of another Event) on the date on which all Events have been cured. The Issuer and the Guarantors shall not be required to pay liquidated damages for more than one Event at any given time. An Event under clause (i) above shall be cured on the date that the Exchange Offer Registration Statement (or, if an Initial Shelf Registration is required to be filed pursuant to clause (i) or (ii) of Section 2(i), the date that such Initial Shelf Registration) is filed with the SEC; an Event under clause (ii) above shall be cured on the date that the Exchange Offer Registration Statement (or, if an Initial Shelf Registration is required to be filed pursuant to clause (i) or (ii) of Section 2(i), the date that such Initial Shelf Registration) is declared effective by the SEC; an Event under clause
(iii) above shall be cured on the earlier of the date (A) the Exchange Offer is consummated with respect to all Notes validly tendered or (B) the Issuer delivers a Shelf Notice to the




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

Holders and the Trustee pursuant to clause (i) or (ii) of Section 2(i); an Event under clause (iv) above shall be cured on the date on which the Exchange Offer Registration Statement is no longer subject to an order suspending the effectiveness thereof or proceedings relating thereto; an Event under clause (v) above shall be cured on the date that such Shelf Registration is filed with the SEC; an Event under clause (vi) above shall be cured on the date that such Shelf Registration is declared effective by the SEC; and an Event under clause (vii) above shall be cured on the earlier of (A) the date on which the applicable Shelf Registration is no longer subject to an order suspending the effectiveness thereof or proceedings relating thereto or (B) a new Subsequent Shelf Registration is declared effective.

         (b) The Issuer shall notify the Trustee of the occurrence of an Event within five Business Days after each Event Date. The Issuer shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Trustee, in trust, for the benefit of the Holders thereof, by 12:00 noon, New York City time, on or before the applicable semi-annual interest payment date for the Transfer Restricted Securities, immediately available funds in sums sufficient to pay the liquidated damages then due. The liquidated damages amount due shall be payable in the same manner as interest payments on the Notes on each interest payment date to the record Holder entitled to receive the interest payment to be made on such date as set forth in the Indenture.

5.       REGISTRATION PROCEDURES.

                  In connection with the registration of any Securities pursuant to Sections 2 or 3 hereof, the Issuer and the Guarantors shall effect such registrations to permit the sale of such Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuer and the Guarantors shall:

         (a) Prepare and file with the SEC, as soon as practicable after the date hereof but in any event on or prior to the Filing Date, with respect to an Exchange Offer Registration Statement, and on or prior to the Shelf Filing Date, with respect to a Shelf Registration, as prescribed by Sections 2 and 3, respectively, and use their respective best efforts to cause each such Registration Statement to become effective and remain continuously effective for the Applicable Period or Effectiveness Period, as applicable, as provided in this Agreement; provided, that if (i) such filing is pursuant to Section 3 or
(ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, (A) the Issuer shall notify the Holders of the Transfer Restricted Securities covered by such Registration




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

Statement, their Special Counsel, each Participating Broker-Dealer, the managing underwriters, if any, and their counsel of such filing at least five Business Days prior to making such filing, (B) if requested, the Issuer and the Guarantors shall furnish to and afford the Holders of the Transfer Restricted Securities covered by such Registration Statement, their Special Counsel, each Participating Broker-Dealer, the managing underwriters, if any, and their counsel a reasonable opportunity to review, and shall make available for inspection by such Persons, copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed and such financial and other information and books and records of the Issuer and the Guarantors, as shall be necessary, in the opinion of Special Counsel and the respective counsels to such Participating Broker-Dealers and underwriters, to conduct a reasonable due diligence investigation within the meaning of the Securities Act, and (C) the Issuer and the Guarantors shall cause the members, managers, officers, directors and employees of the Issuer and the Guarantors, and counsel and independent certified public accountants of the Issuer and the Guarantors, to respond to such inquiries, as shall be necessary, in the opinion of Special Counsel and the respective counsels to such Participating Broker-Dealers and underwriters, to conduct a reasonable due diligence investigation within the meaning of the Securities Act. The Issuer and the Guarantors may require each Holder to enter into a customary confidentiality agreement prepared by the Issuer and the Guarantors and reasonably acceptable in form and substance to such Holders, that requires such Holders to keep confidential any non-public information relating to the Issuer and the Guarantors received by such Holder, to refrain from using such information as the basis for any market transactions in the securities of the Issuer and not to disclose such information (other than to an affiliate or prospective purchaser who agrees in writing to respect the confidentiality provisions of this Section 5(a)) until such information has been made generally available to the public unless the release of such information is required by law or necessary to respond to inquiries of regulatory authorities. The Issuer and the Guarantors shall not file any Registration Statement or Prospectus or any amendments or supplements thereto that the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement, their Special Counsel, any Participating Broker-Dealer or the managing underwriters, if any, or their counsel shall reasonably object to such filing within five Business Days after receipt of the Issuer's notice of filing described above in this Section 5(a). A Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Securities Act.



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

         (b) Provide an indenture trustee for the Transfer Restricted Securities or the Exchange Securities, as the case may be, and cause the Indenture (or other indenture relating to the Transfer Restricted Securities) to be qualified under the TIA not later than the effective date of the first Registration Statement; in connection therewith, effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their respective best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

         (c) Prepare and file with the SEC such pre-effective amendments and post-effective amendments to the Registration Statement as may be necessary in order to cause the Registration Statement to become effective and to keep such Registration Statement continuously effective for the time periods required hereby; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, and comply in all material respects with Rules 424, 430A and 462, as applicable, under the Securities Act; and comply in all material respects with the provisions of the Securities Act and the Exchange Act applicable thereto with respect to the disposition of all securities covered by such Registration Statement, as so amended, or in such Prospectus, as so supplemented, in accordance with the intended methods of distribution set forth in such Registration Statement, as so amended, and such Prospectus, as so supplemented.

         (d) Furnish to such selling Holders and Participating Broker-Dealers who so request (i) upon the Issuer's and the Guarantors' receipt, a copy of the order of the SEC declaring such Registration Statement and any post-effective amendment thereto effective, (ii) such reasonable number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits (including exhibits incorporated by reference) to such Registration Statement and each such amendment and supplement), (iii) such reasonable number of copies of the Prospectus included in such Registration Statement (including each preliminary prospectus and each supplement thereto), and such reasonable number of copies of the final Prospectus as filed by the Issuer and the Guarantors pursuant to Rule 424(b) under the Securities Act, in conformity in all material respects with the applicable requirements of the Securities Act, and (iv) such other documents (including any amendments and supplements required to be filed pursuant to Section 5(c) and any documents incorporated therein by reference and all exhibits thereto, including exhibits incorporated by reference), as any such Person may reasonably request. The Issuer and the Guarantors hereby consent to the use (in accordance with applicable law) of the Prospectus by each of the selling Holders of Transfer Restricted Securities and by each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Transfer Restricted Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to, such Prospectus and any amendment or supplement thereto.

         (e) If (A) a Shelf Registration is filed pursuant to Section 3 or (B) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the selling Holders of Transfer Restricted Securities, their Special Counsel, each Participating Broker-Dealer and the managing underwriters, if any, as soon as practicable (but in any event within five Business Days), and, if requested by such Person, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or Registration Statement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (iii) if, at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Securities, the representations and warranties of the Issuer and the Guarantors contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) below cease to be true and correct in any material respect, (iv) of the receipt by the Issuer or any of the Guarantors of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the contemplation, initiation or threatening of any proceeding for such purpose, (v) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference to be untrue in any material respect or that requires the making of any additions to or changes in such Registration Statement, Prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, (vi) of the Issuer's and the Guarantors' reasonable determination that a post-effective amendment to a Registration Statement would be appropriate, and (vii) of any request by the SEC for amendments to the Registration Statement or supplements to the Prospectus or for additional information relating thereto.

         (f) Use their respective best efforts to register or qualify, and, if applicable, to cooperate with the selling Holders of Transfer Restricted Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, Transfer Restricted Securities to be included in a Registration Statement for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer or the managing underwriters, if any, reasonably request in writing; and, if Securities are offered other than through an Underwritten Offering, the Issuer and the Guarantors shall cause their respective counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(f) at the expense of the Issuer and the Guarantors; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Securities covered by the applicable Registration Statement; provided, however, that neither the Issuer nor any Guarantor shall be required to (i) register or qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or (iii) take any action that would subject it to general taxation in respect of doing business in any such jurisdiction where it is not then so subject.

         (g) Use their respective commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Securities for sale in any jurisdiction, and, if any such order is issued, use their respective best efforts to obtain the withdrawal or lifting of any such order at the earliest possible time.

         (h) If (i) a Shelf Registration is filed pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, and if requested by the managing underwriters, if any, such Participating Broker-Dealer or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities, (A) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such

Holders reasonably request to be included therein as required to comply with any applicable law and (B) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Issuer and the Guarantors have received notification of such matters required by applicable law to be incorporated in such Prospectus supplement or post-effective amendment.

         (i) If (i) a Shelf Registration is filed pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, cooperate with the selling Holders, such Participating Broker-Dealer and the managing underwriters, if any, to facilitate the preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters, if any, such Participating Broker-Dealer or the Holders may request.

         (j) If (i) a Shelf Registration is filed pursuant to Section 3 or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by Section 5(e)(v), 5(e)(vi) or 5(e)(vii), soon as practicable prepare a post-effective amendment to the Registration Statement, a supplement to the related Prospectus or a supplement or amendment to any such document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, if SEC review is required, use their respective best efforts to cause such post-effective amendment to be declared effective as soon as practicable.

         (k) Use their respective best efforts to cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if appropriate, and if so requested by the holders of a majority in aggregate principal amount of Securities covered by such Registration Statement or the managing underwriters, if any.

         (l) Prior to the effective date of the first Registration Statement relating to the Securities, (i) provide the applicable trustee with printed certificates for the Securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for each of the Securities.

         (m) Use their respective best efforts to cause all Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which similar debt securities issued by the Issuer are then listed.

         (n) If a Shelf Registration is filed pursuant to Section 3, enter into such customary agreements (including, if requested, an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of Transfer Restricted Securities being sold) in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of the Issuer and its respective subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings, and confirm the same if and when reasonably requested; (ii) obtain opinions of counsel to the Issuer and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings; (iii) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold) from the independent certified public accountants of the Issuer and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, if any, and each selling Holder, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with Underwritten Offerings and such other matters as reasonably requested by underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Transfer Restricted Securities being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Issuer and the Guarantors and their respective subsidiaries made pursuant to clause (i) above and to evidence compliance with any conditions contained in the underwriting agreement or other similar agreement entered into by the Issuer and the Guarantors.

         (o) Comply with all applicable rules and regulations of the SEC and make generally available to their respective security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing on the first day of the fiscal quarter following each fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Issuer after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

         (p) Upon consummation of an Exchange Offer or Private Exchange, obtain an opinion of counsel to the Issuer and the Guarantors (in form, scope and substance reasonably satisfactory to the Initial Purchasers), addressed to all Holders participating in the Exchange Offer or Private Exchange, as the case may be, to the effect that (i) the Issuer and the Guarantors have duly authorized, executed and delivered the Exchange Securities or the Private Exchange Securities, as the case may be, and the Indenture and (ii) the Exchange Securities or the Private Exchange Securities, as the case may be, and the Indenture constitute legal, valid and binding obligations of the Issuer and the Guarantors, enforceable against the Issuer and the Guarantors in accordance with their respective terms, except as such enforcement may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

         (q) If an Exchange Offer or Private Exchange is to be consummated, upon delivery of the Transfer Restricted Securities by such Holders to the Issuer and the Guarantors (or to such other Person as directed by the Issuer and the Guarantors) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Issuer and the Guarantors shall mark, or caused to be marked, on such Transfer Restricted Securities that such Transfer Restricted Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, and in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied.

         (r) Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the NASD.

         (s) Use their respective commercially reasonable efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by a Registration Statement contemplated hereby.

                  Each Holder and each Participating Broker-Dealer agrees by acquisition of such Transfer Restricted Securities or Exchange Securities that, upon receipt of written notice from the Issuer and the Guarantors of the happening of any event of the kind described in Section 5(e)(ii), 5(e)(iv), 5(e)(v), 5(e)(vi) or 5(e)(vii), such Holder will forthwith discontinue disposition (in the jurisdictions specified in a notice of a 5(e)(iv) event, and elsewhere in a notice of a 5(e)(ii), 5(e)(v), 5(e)(vi) or 5(e)(vii) event) of such Securities covered by such Registration Statement or Prospectus until the earlier of (i) such Holder's receipt of the copies of the supplemented Prospectus contemplated by Section 5(j); or (ii) the time such Holder is advised in writing (the "ADVICE") by the Issuer and the Guarantors that offers or sales in a particular jurisdiction may be resumed, or that the use of the applicable Prospectus may be resumed, as the case may be, and has received copies of any amendments or supplements thereto. If so directed by the Issuer in such notice, each Holder and each Participating Broker-Dealer will deliver to the Issuer (at the Issuer's expense) all copies of the Prospectus covering such Securities that was current at the time of such Holder's or Participating Broker-Dealer's receipt of such notice. If the Issuer and the Guarantors shall give such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of such Securities covered by such Registration Statement shall have received (x) the copies of the amended or supplemented Prospectus contemplated by Section 5(j) or (y) the Advice.

6.       REGISTRATION EXPENSES.

         (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer and the Guarantors shall be borne by the Issuer and the Guarantors whether or not the Exchange Offer is consummated or the Exchange Offer Registration Statement or a Shelf Registration is filed or becomes effective, including, without limitation:

                  (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities or Exchange Securities and determination of the eligibility of the Transfer Restricted Securities or Exchange Securities for investment under the laws of such jurisdictions (x) where the Holders are located, in the case of the Exchange Securities, or (y) as provided in Section 5(f), in the case of Transfer Restricted Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period));

                  (ii) printing expenses (including, without limitation, expenses of printing certificates for Transfer Restricted Securities or Exchange Securities in a form eligible for deposit with DTC and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Transfer Restricted Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in any Registration Statement or of such Exchange Securities, as the case may be);

                  (iii) messenger, telephone, duplication, word processing and delivery expenses incurred by the Issuer and the Guarantors in the performance of their obligations hereunder;

                  (iv) fees and disbursements of counsel for the Issuer, the Guarantors and, subject to Section 6(b), the Holders;

                  (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                  (vi) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 2720 of the Conduct Rules of the NASD, but only where the need for such a "qualified independent underwriter" arises due to a relationship with the Issuer and the Guarantors;

                  (vii) Securities Act liability insurance, if the Issuer and the Guarantors so desire such insurance;

                  (viii) fees and expenses of all other Persons, including special experts, retained by the Issuer or the Guarantors, internal expenses of the Issuer and the Guarantors (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or accounting duties), and the expenses of any annual audit; and

                  (ix) rating agency fees and the fees and expenses incurred in connection with the listing of the Securities to be registered on any securities exchange.

         (b) The Issuer and the Guarantors shall reimburse the Holders for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities to be included in any Registration Statement and other reasonable and necessary out-of-pocket expenses of the Holders incurred in connection with the registration of the Transfer Restricted Securities; provided, however, that neither the Issuer nor any Guarantor shall be required pursuant hereto to pay any underwriting discounts or commissions.

7.       INDEMNIFICATION.

         (a) Indemnification by the Issuer and the Guarantors. The Issuer and the Guarantors, jointly and severally, shall, without limitation as to time, indemnify and hold harmless each Holder, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (any of such persons being hereinafter referred to as a "CONTROLLING PERSON")) each such Holder and the members, managers, officers, directors, partners, employees, representatives and agents of each such Holder and controlling person (collectively, the "HOLDER INDEMNIFIED PARTIES"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (including, without limitation, costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, "LOSSES"), as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus, Prospectus or form of prospectus, or in any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Losses are based upon information relating to a Holder and furnished in writing to the Issuer and the Guarantors by such Holder expressly for use therein; provided, that the Issuer and the Guarantors shall not be liable under the indemnity provided in this Section 7(a) to any Holder Indemnified Party to the extent that such Loss results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, any preliminary prospectus, which untrue statement or omission was corrected in the Prospectus (as then amended or supplemented) if it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (i) such Holder sold the Securities concerned to the person alleging such Loss and failed to send or give, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented), if required by law to have so delivered it, and (ii) the Issuer had previously furnished copies thereof to such Holder within a reasonable amount of time prior to such sale or such confirmation, and (iii) the corrected Prospectus, if delivered, would have been a complete defense against the person asserting such Loss. The Issuer and each of the Guarantors shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their members, managers, officers, directors, agents and employees and each of their respective controlling persons to the same extent as provided above with respect to the indemnification of the Holder Indemnified Parties.

         (b) Indemnification by Holders of Transfer Restricted Securities. In connection with any Registration Statement, preliminary prospectus, Prospectus or form of prospectus, or any amendment or supplement thereto, in which a Holder is participating, such Holder shall furnish to the Issuer and the Guarantors in writing such information as the Issuer and the Guarantors reasonably request for use in connection with any such Registration Statement, preliminary prospectus, Prospectus or form of prospectus, any amendment or supplement thereto, and shall, severally and not jointly, without limitation as to time, indemnify and hold harmless the Issuer, the Guarantors and each other Holder and each of their respective members, partners, managers, directors, officers, agents and employees, each controlling person of the Issuer or any of the Guarantors and the members, partners, managers, directors, officers, agents or employees of such controlling persons, to the fullest extent lawful, from and against any and all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, preliminary prospectus, Prospectus or form of prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact is contained in or omitted from any information so furnished in writing by such Holder to the Issuer and the Guarantors expressly for use in any Registration

Statement, preliminary prospectus, Prospectus or form of prospectus, or any amendment or supplement thereto. In no event shall the liability of any selling Holder be greater in amount than the dollar amount of the proceeds (net of payment of any and all Losses such Holder has been required to pay) received by such Holder upon the sale of the Transfer Restricted Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnification hereunder (an "INDEMNIFIED PARTY"), such indemnified party shall promptly notify the party or parties from which such indemnification is sought (the "INDEMNIFYING PARTIES") in writing; provided, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the indemnifying parties have been prejudiced materially by such failure.

                  The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party, within 20 Business Days after receipt of written notice from such indemnified party of such Proceeding, to assume, at their expense, the defense of any such Proceeding; provided, that an indemnified party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the indemnifying parties have agreed to pay such fees and expenses;
(ii) the indemnifying parties shall have failed promptly to assume the defense of such Proceeding or shall have failed to employ counsel reasonably satisfactory to such indemnified party; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such indemnified party and one or more indemnifying parties (or any affiliates or controlling persons of any of the indemnifying parties), and such indemnified party shall have been advised by counsel that there may be one or more defenses available to such indemnified party that are in addition to, or in conflict with, those defenses available to the indemnifying party or such affiliate or controlling person (in which case, if such indemnified party notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying parties; it being understood, however, that the indemnifying parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party).

                  No indemnifying party shall be liable for any settlement of any such Proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such Proceeding, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all Losses by reason of such settlement or judgment. The indemnifying party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such Proceeding for which such indemnified party would be entitled to indemnification hereunder (whether or not any indemnified party is a party thereto).

         (d) Contribution. If the indemnification provided for in this Section 7 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 7 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 7), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and such indemnified party, on the other hand, from their sale of Transfer Restricted Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an indemnified party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 7(a) or 7(b) were available to such party.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an indemnifying party that is a selling Holder shall not be required to contribute, in the aggregate, any amount in excess of such Holder's Maximum Contribution Amount. A selling Holder's "MAXIMUM CONTRIBUTION AMOUNT" shall equal the excess, if any, of (i) the aggregate proceeds received by such Holder pursuant to the sale of such Transfer Restricted Securities over (ii) the aggregate amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of the Transfer Restricted Securities held by each Holder hereunder and not joint. The Issuer's and the Guarantors' obligations to contribute pursuant to this Section 7(d) are joint and several.

                  The indemnity and contribution agreements contained in this
Section 7 are in addition to any liability that the indemnifying parties otherwise may have to the indemnified parties.

8.       RULE 144 AND RULE 144A.

                  The Issuer and each of the Guarantors covenants that it shall
(a) file the reports required to be filed by it (if so required) under the Securities Act and the Exchange Act in a timely manner and, if at any time any such Person is not required to file such reports, it will, upon the request of any Holder, make available to each Holder or beneficial owner of Transfer Restricted Securities and to any prospective purchaser of Transfer Restricted Securities designated by such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act to permit sales pursuant to Rule 144A and (b) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder, the Issuer and each of the Guarantors shall deliver to such Holder a written statement as to whether the Issuer or such Guarantor has complied with such information requirements. Nothing in this Section 8 shall be deemed to require the Issuer or any of the Guarantors to register any Securities pursuant to the Exchange Act.

9.       UNDERWRITTEN REGISTRATIONS.

                  If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering.

                  No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10.      MISCELLANEOUS.

         (a) Remedies. In the event of a breach by the Issuer or any of the Guarantors of any of their respective obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchasers, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Issuer and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Issuer or any of the Guarantors of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, the Issuer and the Guarantors shall waive the defense that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Issuer and the Guarantors have not entered into, as of the date hereof, and shall not enter into, after the date of this Agreement, any agreement with respect to any of their respective securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer and the Guarantors have obtained the written consent of Holders of at least a majority of the then outstanding aggregate principal amount of Transfer Restricted Securities; provided, that Sections 4(a) and 7 shall not be amended, modified or supplemented, and waivers or consents to departures from this proviso may not be given, unless the Issuer has obtained the written consent of each Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, certified first-class mail with return receipt requested, next-day air courier or facsimile:

                  (i) if to a Holder, at the most current address given by such Holder to the Issuer in accordance with the provisions of this Section 10(d), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar (as defined in the Indenture), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, facsimile number (213) 687-5600, Attention:
Rodrigo A. Guerra, Esq.; and

                  (ii) if to the Issuer or any of the Guarantors, initially at 3600 Chase Tower, 2200 Ross Avenue, Dallas, Texas 75201, Attention: Chief Financial Officer, and Attention: General Counsel, with a copy to Haynes and Boone, LLP, 901 Main Street, Suite 3100, Dallas, Texas 75202, facsimile number
(214) 651-5000, Attention: William R. Hays, III, Esq., and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(d).

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier, if sent by next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in the Indenture.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. When a reference is made in this Agreement to a Section, paragraph, subparagraph, Schedule or Exhibit, such reference shall mean a Section, paragraph, subparagraph, Schedule or Exhibit to this Agreement unless otherwise indicated. The words "INCLUDE," "INCLUDES," and "INCLUDING" when used in this Agreement shall be deemed in each case to be followed by the words "WITHOUT LIMITATION." The phrases "THE DATE OF THIS AGREEMENT," "THE DATE HEREOF," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to December 12, 2001. The words "HEREOF," "HEREIN," "HEREWITH," "HEREBY" and "HEREUNDER" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

         (h) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED, AND THE RIGHTS OF THE PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF NEW YORK CIVIL PRACTICE LAWS AND RULES. THE ISSUER AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ISSUER AND EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT

AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE ISSUER AND EACH GUARANTOR IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ISSUER OR SUCH GUARANTOR, AS THE CASE MAY BE, AT ITS ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE INITIAL PURCHASERS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ISSUER OR ANY OF THE GUARANTORS IN ANY OTHER JURISDICTION.

         (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their respective best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Issuer and the Guarantors in respect of securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (k) Attorneys' Fees. In any Proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the courts, shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

         (l) Securities Held by the Issuer or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of the principal amount of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than any Holder deemed to be such an affiliate solely by reason of its holdings of such Transfer Restricted Securities or any Initial Purchaser deemed to be such an affiliate) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                       [signature pages follow this page]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                               Very truly yours,

                                            RADIOLOGIX, INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            GUARANTORS:

                                            IDE IMAGING PARTNERS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            PACIFIC IMAGING PARTNERS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR IMAGING, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            WB&A IMAGING PARTNERS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            TREASURE COAST IMAGING PARTNERS,
                                            INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            RADIOLOGIX SERVICES, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            ADVANCED IMAGING PARTNERS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            MID ROCKLAND IMAGING PARTNERS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            RADIOLOGY AND NUCLEAR MEDICINE
                                            IMAGING PARTNERS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            COMMUNITY IMAGING PARTNERS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            VALLEY IMAGING PARTNERS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            SAN JOSE IMAGING PARTNERS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            ADVANCED RADIOLOGY, LLC


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            ADVANCED MEDICAL IMAGING, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            M&S IMAGING PARTNERS I, INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            M&S IMAGING PARTNERS, L.P.


                                            By: M&S Imaging Partners I, Inc.,
                                            its general partner

                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                            QUESTAR CLEVELAND, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR TAMPA, INC.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            QUESTAR ORLANDO, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            ROCKY MOUNTAIN OPENSCAN MRI, LLC


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            PREMIER ADVANCED IMAGING NETWORK,
                                            LTD.


                                            By: Questar Orlando, Inc., its
                                            general partner


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR IMAGING MB, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR KANSAS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            QUESTAR PVH, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR SAN FRANCISCO, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR HENDERSON, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR TRISTATES, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR PHILADELPHIA, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            QUESTAR WESTWOOD, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR DULUTH, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR LINCOLN, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR H F M C, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR PALM SPRINGS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            QUESTAR ATLANTA, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            QUESTAR MT. LAUREL, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            QUESTAR LOWER BUCKS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR TOLEDO, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR SOUTH CHICAGO, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            QUESTAR NORTH GEORGIA, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR LOS ALAMITOS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR DES PLAINES, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR VICTORVILLE, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR COLUMBUS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            QUESTAR NAPERVILLE, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR QUAKERTOWN, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            QUESTAR TUCSON, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            M&S IMAGING INVESTMENTS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

ACCEPTED AND AGREED TO:


JEFFERIES & COMPANY, INC.


By:
    ---------------------------
    Name:
    Title:






DEUTSCHE BANC ALEX. BROWN INC.


By:
    ---------------------------
    Name:
    Title: